Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary proxy statement
[   ]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

The Italy Fund Inc.
(Name of Registrant as Specified in its Charter)

Robert Nelson
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X]	No fee required
[   ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which the transaction
applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

(4)	 Proposed maximum aggregate value of transaction:


[   ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

The Italy Fund

Dear Shareholder:

In 1997, the Board of Directors of The Italy Fund Inc. (the "Fund"), based upon the recommendation of the Fund's Investment Manager, proposed that the Fund be converted from a diversified to a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act") in order to give the Fund's portfolio manager maximum flexibility in managing the portfolio. Unfortunately, there were not enough votes in favor of the proposal to change the Fund's investment company status to pass the proposal, despite the fact that the shareholders who actually voted clearly favored the proposal to change the Fund's status. However, because of the importance of this matter, the Fund's Board of Directors again recommends that the Fund's shareholders approve changing the Fund's sub-classification under the 1940 Act from a diversified investment company to a non-diversified investment company.

The Fund's Investment Manager continues to believe that the Fund's present diversification requirements under the 1940 Act are more constraining than the current U. S. Internal Revenue Code of 1986 ("Code") requirements to which the Fund would be subject if the Fund becomes a non-diversified investment company. The historical consequence to the Fund of complying with the 1940 Act diversification requirements has been the Fund's inability to increase its investments in selected companies that the Investment Manager would like to be better represented in the Fund's portfolio. If the proposal to change from a diversified to a non-diversified investment company is approved, the Fund would be subject to Code diversification standards. This would permit the Fund to have as much as 50% of its assets invested in as few as two companies.

The Investment Manager believes the proposed change if approved by shareholders would:

n Give the Fund greater flexibility needed to invest its assets effectively in Italy, which in recent years has experienced an increase in the privatization of many companies, which in turn has caused the concentration of various industry assets in a limited number of issuers.


YOUR VOTE IS EXTREMELY IMPORTANT!
We ask that you review the accompanying proxy carefully. If you do not plan to attend the meeting, we ask that you complete, sign, date and return the proxy as soon as possible in the enclosed postage-paid envelope. Thank you in advance for your attention and vote.

PLEASE NOTE THAT IF YOU INTEND TO VOTE ON THE PROPOSAL TO CHANGE THE FUND'S SUB-CLASSIFICATION FROM A DIVERSIFIED TO A NON-DIVERSIFIED INVESTMENT COMPANY (PROPOSAL 3) AND YOUR SHARES ARE HELD BY YOUR BROKER, YOUR BROKER DOES NOT HAVE THE AUTHORITY TO VOTE YOUR SHARES ON YOUR BEHALF. YOU MUST INSTRUCT YOUR BROKER HOW YOU WANT TO VOTE!


Sincerely,

Heath B. McLendon
Chairman of the Board


                               THE ITALY FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           --------------------------

                           TO BE HELD ON MAY 13, 1998

                           --------------------------

To the Shareholders of The Italy Fund Inc.:

      The Annual Meeting of Shareholders of THE ITALY FUND INC. (the "Fund") will be held at the Fund's offices at 388 Greenwich Street, New York, New York, 22nd Floor, on May 13, 1998 at 2:30 p.m. (New York time) for the following purposes:

      1. To elect two directors, each to hold office for the term indicated and until his successor shall have been elected and qualified;

      2. To consider and act upon the ratification of the selection of KPMG Peat Marwick LLP as the independent auditors of the Fund;

      3. To approve or disapprove the changing of the Fund's sub-classification from a diversified to a non-diversified investment company under the Investment Company Act of 1940, as amended; and

      4. To transact such other business as may properly come before the meeting or any adjournments thereof.

      Proposals 1, 2 and 3 are discussed in greater detail in the attached Proxy Statement. The Board of Directors has fixed the close of business on March 18, 1998 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                          By Order of the Board of Directors


                                          Christina T. Sydor
                                          Secretary

New York, New York
March 26, 1998

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                        Valid Signature
-----------                                         --------------

Corporate Accounts

(1) ABC Corp. ....................................  ABC Corp.
(2) ABC Corp. ....................................  John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer ....................  John Doe
(4) ABC Corp. Profit Sharing Plan ................  John Doe, Trustee

Trust Accounts

(1) ABC Trust ....................................  Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78 .............................  Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA ..............  John B. Smith
(2) Estate of John B. Smith ......................  John B. Smith, Jr., Executor

                               THE ITALY FUND INC.
                              388 GREENWICH STREET
                            NEW YORK, NEW YORK 10013

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 13, 1998

                                  INTRODUCTION

      This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of The Italy Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at 388 Greenwich Street, 22nd Floor, New York, New York 10013, on May 13, 1998 at 2:30 p.m. (New York time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      Please note that if your shares are held by your broker, your broker has no discretion to vote with respect to Proposal 3. Therefore, if you want to vote on Proposal 3 you must instruct your broker how to vote. The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made primarily by mail. In addition, certain officers, directors and employees of the Fund; Mutual Management Corp., formerly known as Smith Barney Mutual Funds Management Inc. ("MMC" or the "Manager"), the Fund's investment manager; Smith Barney Inc. ("Smith Barney"), an affiliate of MMC; and/or First Data Investor Services Group, Inc. ("First Data"), the Fund's transfer agent, may solicit proxies in person or by telephone, or telegraph. Such representatives and employees will not receive additional compensation for solicitation activities. Smith Barney has retained the services of First Data to assist in
the solicitation of proxies. The anticipated cost of solicitation is   . If the
Fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Smith Barney and MMC are each located at 388 Greenwich Street, New York, New York 10013; First Data is located at 53 State Street, Boston, Massachusetts 02109.

      The Annual Report of the Fund, including audited financial statements for the fiscal year ended January 31, 1998, will be furnished to all shareholders of the Fund. This proxy statement and form of proxy are first being mailed to shareholders on or about March 26, 1998. The Fund will provide, without charge, additional copies of the annual report to any shareholder upon request by calling the Fund at 1-800-224-7523.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have no impact on the requisite approval of Proposals 1 and 2. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present, in person or by proxy by the shareholders of the Fund voting on the matter. Proposal 3 requires for approval the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Fund or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy. With respect to Proposal 3, therefore, abstentions and broker "non-votes" will have the effect of "no" votes for the purposes of obtaining the requisite approval of the proposal. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board knows of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

      The Board of Directors of the Fund has fixed the close of business on March 18, 1998 as the record date (the "Record Date") for the determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders of the Fund on that date will be entitled to one vote on each matter for each share held and a fractional vote with respect to fractional shares with no cumulative voting rights. At the close of
business on March 18, 1998, the Fund had outstanding              shares of
Common Stock, par value $0.01 per share, the only
authorized class of stock, of which             (or   %) were held in accounts
of, but not beneficially owned by, Cede & Co., P.O. Box 20, Bowling Green Station, New York, New York 10004. At the close of business on March 18, 1998, to the knowledge of the Board of Directors of the Fund, one "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), consisting of Gabriel Capital, L.P., Ariel Fund Limited, Ariel Management Corp. and J. Ezra Merkin owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

      As of the Record Date, to the knowledge of the Fund, no shares of Smith Barney's ultimate parent corporation, Travelers Group Inc. ("Travelers"), were held by Board members who are not interested persons of the Fund (as that term is used in the 1940 Act).

      In the event that a quorum is not present at the Meeting or in the event that a quorum is present, but sufficient votes in favor of the proposals set forth in the Notice of Meeting and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The Board of Directors of the Fund is classified into three classes. The directors serving in Class III have terms expiring at the Meeting; each Class III director currently serving on the Board has been nominated by the Board of Directors for re-election at the Meeting to serve until the year 2001 Annual Meeting of Shareholders or until their successors have been duly elected and qualified.

      The Board of Directors of the Fund knows of no reason why any of the Class III nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

      Certain information concerning the nominees is set forth below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Each Director affiliated with the Manager and considered an "interested person" as defined in the 1940 Act is indicated by an asterisk(*).

                   Persons Nominated for Election as Directors

                                                              Number of Shares
                                 Principal Occupations       and % Beneficially
                                During Past Five Years,         owned+ as of
     Name                     Other Directorships, and Age      March 18, 1998
     ----                     ----------------------------      --------------

Alessandro C.                 Retired; Director of two                  --
  di Montezemolo              investment companies
Director since 1986(III)      associated with Smith Barney
                              and a Director of OffitBank;
                              formerly Chairman of the Board
                              of Marsh & McLennan; 79.

*Heath B. McLendon            Managing Director of Smith             9,269 (a)
 Director since 1986(III)     Barney; Director of forty-two       (less than 1%)
                              investment companies
                              associated with Smith Barney;
                              Chairman of the Board of Smith
                              Barney Strategy Advisers Inc.;
                              President and Director of MMC
                              and Travelers Investment
                              Adviser, Inc. ("TIA"). Prior
                              to July 1993, Senior Executive
                              Vice President of Shearson
                              Lehman Brothers Inc.; Vice
                              Chairman of Shearson Asset
                              Management; 64.

The remainder of the Board constitutes the Class I and Class II directors (as indicated by the Number I or II), none of whom will stand for election at the Meeting, as their terms will expire in 1999 and 2000, respectively.

                         Directors Continuing in Office

                                                              Number of Shares
                                 Principal Occupations       and % Beneficially
                                During Past Five Years,         owned+ as of
     Name                     Other Directorships, and Age      March 18, 1998
     ----                     ----------------------------      --------------

Dr. Paul Hardin               Chancellor Emeritus and                  526.128
Director since 1986(I)        Professor of Law at the            (less than 1%)
                              University of North Carolina
                              at Chapel Hill; Director of
                              twelve investment companies
                              associated with Smith Barney
                              and a Director of The Summit
                              Bancorporation. Formerly,
                              Chancellor of the University
                              of North Carolina at Chapel
                              Hill; 66.

George M. Pavia               Senior Partner, Pavia &                   --
Director since 1991(I)        Harcourt, Attorneys; Director
                              of two investment companies
                              associated with Smith Barney;
                              70.

Paolo M. Cucchi               Dean of College of Liberal                 500
Director since 1992(II)       Arts at Drew University;           (less than 1%)
                              Director of two investment
                              companies associated with
                              Smith Barney; 56.

+ For this purpose, "beneficial ownership" is defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.
(a)   Represents shares held by the Director and his family.

                                                              Number of Shares
                                 Principal Occupations       and % Beneficially
                                During Past Five Years,         owned+ as of
     Name                     Other Directorships, and Age      March 18, 1998
     ----                     ----------------------------      --------------

Directors Continuing in Office (cont'd)

Mario d'Urso                  Senator of the Republic of                  1,000
Director since 1995(II)       Italy; formerly Under              (less than 1%)
                              Secretary of State of the
                              Ministry of Commerce with the
                              Exterior for Italy; formerly,
                              Advisory Director of Shearson
                              Lehman Brothers; formerly
                              Managing Director of Shearson
                              Lehman Brothers; 58.

+ For this purpose, "beneficial ownership" is defined under Section 13(d) of the 1934 Act. The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

             Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the 1934 Act requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended January 31, 1998, all filing requirements applicable to such persons were complied with.

      The names of the principal officers of the Fund, with the exception of Mr. d'Urso and Mr. McLendon, are listed in the table below together with certain additional information. Mr. d'Urso was elected President of the Fund in 1986. Mr. McLendon was first elected Chairman of the Board and Investment Officer in 1986. Each officer of the Fund holds such office until a successor has been elected by the Board of Directors.

                                                 Principal Occupations and Other
                                Position             Affiliations During the
Name                      (year first elected)       Past Five Years, and Age
----                      --------------------       ------------------------

Lewis E. Daidone          Senior Vice            Managing Director of Smith
                          President and          Barney Inc.; Chief Financial
                          Treasurer (1994)       Officer of each of the Smith
                                                 Barney Mutual Funds; Director
                                                 and Senior Vice President of
                                                 MMC and TIA; 40.

Rein van der Does         Vice President         Managing Director of Smith
                          and Investment         Barney Inc.; Vice President of
                          Officer (1996)         Fenimore International
                                                 Management Corporation; 58.

Christina T. Sydor        Secretary (1994)       Managing Director of Smith
                                                 Barney Inc.; General Counsel
                                                 and Secretary of MMC and TIA;
                                                 47.

      The principal business address of Messrs. McLendon, Daidone and van der Does and Ms. Sydor is 388 Greenwich Street, New York, New York 10013. The principal business address of Mr. d'Urso is 4/A Viale di Grazioli, Rome, Italy.

      No officer, director or employee of the Fund's investment adviser and administrator receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser and administrator a fee of $7,500 per year plus $750 per in-person meeting and $100 per telephonic meeting. All directors are reimbursed for actual out-of-pocket expenses relating to their attendance at meetings. The aggregate fees (including reimbursement for travel and out-of-pocket expenses) paid by the Fund to such Directors and members of the Advisory Board during the fiscal year ended January 31, 1998 amounted to $120,002.

      The following table shows the compensation paid by the Fund to each Director during the Fund's last fiscal year.

                               COMPENSATION TABLE

                                                                                     Total
                                             Pension or       Compensation         Number of
                                             Retirement         from Fund          Funds for
                           Aggregate      Benefits Accrued      and Fund        Which Director
                         Compensation        as part of          Complex         Serves Within
Name of Person             from Fund        Fund Expenses   Paid to Directors   Fund Complex
--------------             ---------        -------------   -----------------   ------------
Paolo M. Cucchi             $10,600               $0             $17,600               2
Allesandro
  di Montezemolo             10,600                0              17,600               2
Mario d'Urso                  9,750                0               9,750               1
Dr. Paul Hardin              10,600                0              73,000              12
Heath B. McLendon*                0                0                   0              42
George M. Pavia              10,500                0              17,500               2

----------
* Designates an "interested director."

      Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year aggregate compensation paid by the Fund to Directors achieving emeritus status totaled $4,875.

      During the fiscal year ended January 31, 1998, four regular meetings of the Board of Directors of the Fund were held. In the last fiscal year no Director attended less than 75% of these meetings of the Board. The Fund's Audit Committee is comprised of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"). The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as nonaudit accounting services performed for the Fund. During the fiscal year ended January 31, 1998, the Audit Committee met once.

Required Vote

      Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

    THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD.

                                 PROPOSAL NO. 2
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of the Fund, including all of the independent Directors, have selected KPMG Peat Marwick LLP ("KPMG") as the independent auditors to audit the accounts of the Fund for and during the fiscal year ending January 31, 1999, subject to ratification by the shareholders at the Meeting. KPMG also serves as the independent auditors for the Manager, other investment companies associated with Smith Barney and for the Manager's ultimate parent corporation, Travelers. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Travelers or any other investment company sponsored by Smith Barney or its affiliates.

      If the Fund receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

Required Vote

      The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the selection of KPMG.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG.

                                 PROPOSAL NO. 3
                      CHANGE OF SUBCLASSIFICATION UNDER THE
                         INVESTMENT COMPANY ACT of 1940

      At present, the Fund is subject to portfolio diversification requirements applicable to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and by the Fund's present subclassification under the 1940 Act as a diversified investment company. In 1997, in an effort to overcome the limitations of the 1940 Act diversification rule, the Directors of the Fund, based upon the recommendation of the Investment Manager, proposed that the Fund be converted to a non-diversified fund. Unfortunately, the Fund was unable to obtain a sufficient affirmative vote of the outstanding shares to approve the proposal, despite the fact that the shareholders who actually voted clearly favored the proposed change.

      MMC, has found and continues to find the diversification requirements of the 1940 Act to be the more constraining of the two di-versification requirements discussed below to which the Fund is presently subject. MMC has represented, and the Fund's Board of Directors continues to believe, that the Fund's investment performance could benefit in comparison to its benchmark indexes if the Fund changed its subclassification under the 1940 Act so that the Fund would no longer be subject to the diversification requirements of that Act. To this end, the Board of Directors again recommends that the Fund's shareholders approve changing the Fund's subclassification under the 1940 Act from a diversified investment company to a non-diversified investment company. The Fund would remain subject to the diversification requirements applicable to it under the Code.

      While the relatively greater concentration in securities of fewer issuers that would be permitted to the Fund would reduce diversification of risk and could result in greater fluctuation in the prices of the Fund's securities than a fund that is more broadly diversified, the Manager believes it would also give the Fund the additional flexibility necessary to invest its assets effectively in Italy, which in recent years has experienced privatization of many companies, which in turn has resulted in the concentration of various industry assets in a limited number of issuers. These newly privatized companies represent a substantial proportion of the Fund's benchmark indexes. The Manager believes that in order to outperform its benchmark indexes it needs to have maximum flexibility in managing the portfolio. The change in investment company status from a diversified to a non-diversified investment company would give the Fund's portfolio manager substantially more flexibility in managing the portfolio.

      Under the 1940 Act, a diversified company must, with respect to at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. government securities, securities of other investment companies and other securities, invest not more than 5% of such assets in the securities of a single issuer or beneficially own more than 10% of the outstanding voting securities of the issuer.

      If the Fund becomes a non-diversified investment company, nevertheless, to qualify as a regulated investment company under the Code, the Fund must, among other things, diversify its holdings so that at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash (including cash items and receivables), U.S. government securities, and other securities, with such other securities limited, in respect of any one issuer, for purposes of this calculation to an amount not greater than 5% of the value of the total assets of the Fund, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities). In other words, under the Code, as of the end of any quarter, the Fund would be permitted to invest in as few as twelve companies and to have as much as 50% of its assets invested in as few as two companies.

Required Vote

      Approval of Proposal Number 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, as used in this Proxy Statement and as defined in the 1940 Act, means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares of the Fund present at the Meeting if holders of more than 50% of the outstanding shares are present in person or by proxy at the Meeting.

      THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF PROPOSAL NUMBER 3.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be presented at the 1999 Annual Meeting of the Shareholders of the Fund must be received by December 14, 1998 to be included in the proxy statement and the form of proxy relating to that meeting as the Fund expects that the 1999 Annual Meeting will be held in May of 1999.

                                  OTHER MATTERS

      Management knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

      All proxies received will be voted in favor of all the proposals, unless otherwise directed therein.

                                          By Order of the Board of Directors


                                          Christina T. Sydor
                                          Secretary

March 26, 1998
x	Please mark
	votes as in
	this example

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

1.  To elect Alessandro C. de Montezemolo 	* FOR		* WITHHELD
     and Heath B. McLendon as Class III
     Directors of the Fund.


________________________________
For all nominees except as noted above


2.  To ratify the selection of KPMG Peat Marwick LLP     FOR *   AGAINST *
     as the independent accountants of the Fund for then     ABSTAIN *
     fiscal year ending January 31, 1999.

3.  To approve or disapprove the changing of the Fund's   FOR *   AGAINST *
     subclassification from a diversified to a               ABSTAIN *
     non-diversified investment company under the
     Investment Company Act of 1940.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature:  ______________________________ Date ___________________________
Signature:  ______________________________ Date ___________________________



THE ITALY FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting on May 13, 1998



	The undersigned holder of shares of The Italy Fund Inc. (the "Fund"), a Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Robert M. Nelson as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, 388 Greenwich Street, 22nd Floor, New York, New York on the date indicated above, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement dated March 26, 1998 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

CONTINUED AND TO BE SIGNED
ON REVERSE SIDE

SEE REVERSE SIDE